UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2005

Exact Name of Registrant as Specified in
	Charter; State of Incorporation;	IRS Employer
Commission File Number	Address and Telephone Number	Identification Number
1-8962	Pinnacle West Capital Corporation	86-0512431
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
Phoenix, AZ 85072-3999
(602) 250-1000

1-4473	Arizona Public Service Company	86-0011170
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
Phoenix, AZ 85072-3999
(602) 250-1000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement
Item 1.02.	Termination of a Material Definitive Agreement
Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     On April 11, 2005, Pinnacle West Energy Corporation (“PWEC”), a wholly-owned subsidiary of Pinnacle West Capital Corporation (“Pinnacle West”), completed an offering of $500,000,000 in aggregate principal amount of its senior, unsecured Floating Rate Senior Notes due April 1, 2007 (the “Notes”). Pinnacle West fully and unconditionally guaranteed the full and punctual payment of any and all amounts required to be paid on the Notes according to their terms (the “Guarantee”). PWEC sold the Notes pursuant to a purchase agreement, dated April 6, 2005 (the “Purchase Agreement”), among PWEC, Pinnacle West and Banc of America Securities LLC and Lehman Brothers Inc., as representatives of the several initial purchasers named in the Purchase Agreement, in a private placement exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”). The Notes were sold within the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act, and outside the United States only to non-U.S. persons in reliance on Regulation S under the Securities Act.

     PWEC used the net proceeds from the offering of the Notes, along with other monies provided by PWEC, to repay in full a $500 million loan (the “Loan”) made to PWEC by Arizona Public Service Company (“APS”) in May 2003 to fund the repayment of a portion of the debt Pinnacle West incurred to finance the construction by PWEC of certain power plants that are dedicated to serving APS customers (the “PWEC Dedicated Assets”). The Loan was secured by the PWEC Dedicated Assets. Upon repayment of the Loan by PWEC, APS released its lien on the PWEC Dedicated Assets.

     Interest on the Notes will be LIBOR plus 0.50%. Principal of the Notes is payable on April 1, 2007. PWEC may not redeem the Notes prior to October 1, 2005. It may redeem all or any part of the Notes on October 1, 2005 or on the first day of any month thereafter, at its option, at the principal amount of the Notes to be redeemed plus interest accrued to the redemption date. The Notes will not be subject to a sinking fund.

     The Notes and the Guarantee do not contain any financial covenants or restrictions. The Notes can be accelerated upon an event of default. Events of default under the Notes include: a default in the payment of principal on the Notes, when due; a default in the payment of interest on the Notes for 30 days; a default for 90 days after notice in any other covenant or agreement in the Notes or the Guarantee; the Guarantee ceases to be in full force and effect (other than in accordance with its terms) or Pinnacle West denies or disaffirms its obligations under the Guarantee; and certain events of bankruptcy or insolvency of Pinnacle West or PWEC.

     The information in this Form 8-K is provided by Pinnacle West (as to Item 1.01, Item 2.03 and Item 9.01 only) and APS (as to Item 1.02 only).

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

10.1	Form of Regulation S Note

10.2	Form of Floating Rate Note

10.3	Form of Guarantee

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION (Registrant)
Dated: April 13, 2005	By:	/s/ Barbara M. Gomez
Barbara M. Gomez
Vice President and Treasurer ARIZONA PUBLIC SERVICE COMPANY (Registrant)

Dated: April 13, 2005	By:	/s/ Barbara M. Gomez
Barbara M. Gomez
Vice President and Treasurer